                        SECURITIES & EXCHANGE COMMISSION

                            Washington, D.C.  20549

                            -----------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934

DATE OF REPORT                                                 January 27, 1997
        (Date of Earliest reported event)

                       SIMIONE CENTRAL HOLDINGS, INC.
        ------------------------------------------------------------
           (Exact name of registrant as specified in its charter)

   Delaware                           0-22162                     22-3209241
---------------                     -----------                  --------------
(State of other                     (Commission                  (IRS Employer
jurisdiction of                      File No.)                   Identification
incorporation)                                                        No.)


6600 Powers Ferry Road
Atlanta, Georgia                                                       30339
----------------                                                       -----
(Address of Principal Executive Offices)                             (Zip Code)


Registrant's telephone number
including area code                                             (770)-644-6500
                                                               ---------------


                                     N/A
       --------------------------------------------------------------
             (Former name or address, if changed since last report)

Item 4.      Changes in Registrant's Certifying Accountant.

             a. Effective January 23, 1997, Simione Central Holdings, Inc. ("Simione"), formerly known as InfoMed Holdings, Inc. ("InfoMed"), decided to appoint Ernst & Young LLP as Simione's independent accountants for the fiscal year ended December 31, 1996 and dismissed Arthur Andersen LLP. The decision to change accountants was approved by the Audit Committee of the Board of Directors of Simione acting pursuant to authority delegated by the Board of Directors of Simione.

                 Arthur Andersen LLP's reports on InfoMed's Consolidated Financial Statements during the three most recent years contained no adverse opinion or a disclaimer of opinion, and were not qualified or modified as to uncertainty, audit scope or accounting principles.

                 During the last three fiscal years and in the subsequent interim period to the date hereof, there were no disagreements between Simione and Arthur Andersen LLP on any matters of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Arthur Andersen LLP, would have caused it to make a reference to the subject matter of the disagreements in connections with its reports.

                 None of the "reportable events" described in Item 304(a)(1)(v) of the Regulation S-K occurred with respect to Simione during the last three fiscal years or in the subsequent interim period to the date hereof.

             b. As indicated above, effective January 23, 1997, Simione engaged Ernst & Young LLP to audit Simione's financial statements for the fiscal year ended December 31, 1996. During the last three fiscal years and subsequent interim period to the date hereof, Simione did not consult with Ernst & Young LLP regarding any of the matters or events set forth in Item 304(a)(2)(i) and (ii) of Regulation S-K.

Item 4.          EXHIBITS

                 4.1 Letter from Arthur Andersen LLP to the Securities and
                     Exchange Commission dated January 27, 1997

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   SIMIONE CENTRAL HOLDINGS, INC.




January 27, 1997                   By: /s/ Lori Nadler Siegel
                                      -----------------------
                                     Lori Nadler Siegel
                                     Chief Financial Officer